UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

GASE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-179321	46-0525801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

173 Keith St., Suite 300
Warrenton, VA 20186
 (Address of Principal Executive Offices)

Tel: 540-347-2212
Fax: 540-347-2291
 (Registrant’s telephone number, including area code)

Great East Energy, Inc.
 (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective June 13, 2014, Great East Energy, Inc., a Delaware corporation (the “Company”), amended its Articles of Incorporation to change its name to GASE Energy, Inc. (the “Name Change”). The Name Change of the Company was approved by the Financial Industry Regulatory Authority effective June 13, 2014. The symbol of the Company remains “GASE.”

The foregoing description of the Certificate of Amendment is qualified in its entirety by the text of the amendment annexed hereto as Exhibit 3.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2014	GASE Energy, Inc.

	By:	/s/ Timur Khromaev
Name: Timur Khromaev
Title: Chief Executive Officer

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